AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 3, 1998

                                                      REGISTRATION NO. 333-52121
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                 AMENDMENT NO. 3
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------
                                U S LIQUIDS INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       DELAWARE                    8980                      76-0519797
  (STATE OR OTHER      (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
   JURISDICTION 0F      CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
 INCORPORATION OR
    ORGANIZATION)
                               MICHAEL P. LAWLOR
                            CHIEF EXECUTIVE OFFICER
                        411 N. SAM HOUSTON PARKWAY EAST,
                                   SUITE 400
                           HOUSTON, TEXAS 77060-3545
                                 (281) 272-4500
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                               ------------------
                                   COPIES TO:
   JOHN D. ROBERTSON, ESQ.                         THOMAS J. MURPHY, ESQ.
   HARTZOG CONGER & CASON                          MCDERMOTT, WILL & EMERY
201 ROBERT S. KERR, SUITE 1600                     227 WEST MONROE STREET
 OKLAHOMA CITY, OKLAHOMA 73102                   CHICAGO, ILLINOIS 60606-5096
       (405) 235-7000                                 (312) 372-2000
                               ------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
                               ------------------
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                               ------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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
     This Amendment No. 3 to the U S Liquids Inc. Registration Statement on Form S-1 (File No. 333-52121) is being filed solely to include Exhibit 5.1 required by Item 16.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1993, U S Liquids Inc. has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 3, 1998.

                                          U S LIQUIDS INC.

                                          By:  /s/ MICHAEL P. LAWLOR
                                                   MICHAEL P. LAWLOR
                                                   CHIEF EXECUTIVE OFFICER

                               POWER OF ATTORNEY

     PURSUANT TO THE REQIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT OR AMENDMENT THERETO HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSON IN THE INDICATED CAPACITIES ON JUNE 3, 1998.

                      SIGNATURE                                        TITLE                        DATE
------------------------------------------------------  -----------------------------------   -----------------
                 /s/MICHAEL P. LAWLOR                   Chief Executive Officer and
                  MICHAEL P. LAWLOR                       Director

                  /s/W. GREGORY ORR*                    Chief Operating Officer,
                    W. GREGORY ORR                        President and Director

                 /s/EARL J. BLACKWELL                   Chief Financial Officer and
                  EARL J. BLACKWELL                       Senior Vice President --
                                                          Finance

              /s/WILLIAM A. ROTHROCK IV*                Director
                WILLIAM A. ROTHROCK IV

                /s/THOMAS B. BLANTON*                   Director
                  THOMAS B. BLANTON

                 /s/ALFRED TYLER 2ND*                   Director
                   ALFRED TYLER 2ND


             /s/JAMES F. MCENEANEY, JR.*                Director
               JAMES F. MCENEANEY, JR.

      *BY EARL J. BLACKWELL AS ATTORNEY-IN-FACT


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